FOURTH AMENDMENT TO REIMBURSEMENT AGREEMENT

       This Amendment, dated as of October 5, 2000, amends the Reimbursement Agreement, dated as of September 8, 1999, and amended as of November 30, 1999, as of March 15, 2000 and as of September 1, 2000, among ACE Limited ("Parent"), ACE Bermuda Insurance Ltd. ("ACE Bermuda"), ACE Tempest Reinsurance Ltd., formerly Tempest Reinsurance Company Limited ("Tempest", Parent, ACE Bermuda and Tempest being herein and in such Reimbursement Agreement referred to as the "Account Parties"), the Banks party thereto, Deutsche Bank AG, New York and/or Cayman Islands Branches and Fleet National Bank, as Documentation Agents, and Mellon Bank, N.A., as Issuing Bank and Administrative Agent (the "Agreement").

       WHEREAS, Parent has requested that the Issuing Bank and the Required Banks (as defined in the Agreement) enter into certain amendments to the Agreement; and

       WHEREAS, the Issuing Bank and the Required Banks are willing to enter into such amendments; and

       WHEREAS, terms defined in the Agreement are used with the same definitions herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Amendment. Section 5.02(a) of the Agreement is hereby amended by (a) deleting the word "and" immediately after clause (xv) thereof, (b) replacing the period at the end of clause (xvi) with a semicolon followed by the word "and"; and (c) adding as a new clause (xvii) the following:

                  (xvii) Liens arising in connection with certain equity proceeds received on or about September 12, 2000 (plus interest accrued thereon) placed in a segregated account in support of (or pledged as collateral for) Parent's guaranty of the $412,372,000 principal amount of Auction Rate Reset Subordinated Notes Series A issued by ACE INA to ACE RHINOS Trust on June 30, 1999.

       SECTION 2. Representations and Warranties. Each Account Party represents and warrants to the Issuing Bank, the Banks and the Agents that
(a) each warranty set forth in Article IV of the Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Account Parties, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by each Account Party of this Amendment and the performance by each Account Party of its respective obligations under the Agreement, as amended hereby (as so amended, the "Amended Reimbursement Agreement") (i) are within the corporate power of such Account Party (ii) have been duly authorized by all necessary corporate action on the part of such Account Party, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Account Party or of any indenture, loan agreement or other contract, order or decree which is binding upon any Account Party and (c) the Amended Reimbursement Agreement is the legal, valid and binding obligation of each Account Party, enforceable against such Account Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

       SECTION 3. Effectiveness. The amendments set forth in Section 1 above shall become effective on such date as the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Account Parties, the Issuing Bank and the Required Banks.

       SECTION 4.  Miscellaneous.
                   -------------
       4.1 Continuing Effectiveness, etc. As herein amended, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the amendments set forth in Section 1 of this Fourth Amendment become effective, all references in the Agreement and the other Loan Documents to "Reimbursement Agreement", "Agreement" or similar terms shall refer to the Amended Reimbursement Agreement.

       4.2 Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

       4.3 Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


ACE LIMITED

The Common Seal of ACE Limited was
hereunto affixed in the presence of:


_____________________________________
Title:

_____________________________________
Secretary



ACE BERMUDA INSURANCE LTD.

The Common Seal of ACE Bermuda Insurance Ltd.
was hereunto affixed in the presence of:


______________________________________
Title:

______________________________________
Secretary



ACE TEMPEST REINSURANCE LTD., formerly
     TEMPEST REINSURANCE COMPANY LIMITED

The Common Seal of ACE Tempest Reinsurance Ltd., formerly
Tempest Reinsurance Company Limited, was hereunto affixed in the presence of:


______________________________________
Title:

______________________________________
Secretary



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


MELLON BANK, N.A., as Administrative
Agent, Issuing Bank and Bank


______________________________________
By:

______________________________________
Title:


DEUTSCHE BANK AG, NEW YORK
AND/OR CAYMAN ISLANDS BRANCHES

______________________________________
By:

______________________________________
Title:



FLEET NATIONAL BANK

______________________________________
By:

______________________________________
Title:



THE BANK OF BERMUDA, LIMITED

______________________________________
By:

______________________________________
Title:


THE BANK OF NEW YORK

______________________________________
By:

______________________________________
Title:

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


BANQUE NATIONALE DE PARIS

_______________________________________
By:

_______________________________________
Title:



BANK ONE, NA (Main Office Chicago)

________________________________________
By:

________________________________________
Title:


ROYAL BANK OF CANADA

________________________________________
By:

________________________________________
Title:


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